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                                                                   Exhibit 99.2

                              HUBBELL INCORPORATED
                       STOCK APPRECIATION RIGHTS AGREEMENT
                 HUBBELL INCORPORATED 2005 INCENTIVE AWARD PLAN


GRANT:     _____ STOCK APPRECIATION RIGHTS                       NAME:

BASE PRICE:  $
                                                                 SIGNATURE:

GRANT DATE:

Effective on the Grant Date you have been granted the number of Stock Appreciation Rights (the "Rights") set forth above, each Right entitles you to the positive difference, if any, between the Base Price designated above and the Fair Market Value of a share of Class B Common Stock, par value $0.01 per share (the "Common Stock") of Hubbell Incorporated (the "Company") on the date of exercise (the "Spread"), in accordance with the provisions of this Agreement and the Hubbell Incorporated 2005 Incentive Award Plan (the "Plan"). Upon exercise the Spread will be paid in whole shares of Common Stock with a Fair Market Value equal to the Spread. You may only exercise a Right once it is vested, and will forfeit all unvested Rights in the event of the termination of your employment or service with the Company and all of its Subsidiaries for any reason, whether such termination is occasioned by you, by the Company or any of its Subsidiaries, with or without cause or by mutual agreement ("Termination of Service").

The Rights will vest and may be exercised in one-third increments on each anniversary of the Grant Date. Notwithstanding the foregoing, the Rights shall be fully vested and exercisable (i) upon your Termination of Service by reason of death or permanent disability, or (ii) upon a Change of Control.

Once vested, Rights may be exercised in whole or any part, at any time. However, vested Rights must be exercised, if at all, prior to the earlier of:

         (a)      one year following Termination of Service by reason of death;

         (b) 90 days following Termination of Service for any reason other than death or Retirement; provided however if Termination of Service is by reason of Retirement or by reason of permanent disability and you die within 90 days following such Termination of Service, then the vested Rights may be exercised until one year following your Termination of Service;

         (c) the tenth anniversary of the Grant Date following Termination by reason of Retirement; and

         (d)      the tenth anniversary of the Grant Date;

and if not exercised prior thereto, the Rights shall terminate and no longer be exercisable.

"Permanent disability" means that you are unable to perform your duties by reason of any medically determined physical or mental impairment which can be expected to result in death or

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which has lasted or is expected to last for a continuous period of at least 12 months, as reasonably determined by the Board of Directors in its discretion. Additionally, "Retirement" means your Termination of Service other than by reason of termination for death, permanent disability or Cause on or after age 55 and having at least 15 years of service with the Company. "Cause" means (i) misconduct which is reasonably deemed to be prejudicial to the interest of the Company, (ii) utilization or disclosure of confidential information of the Company (or of any other entity learned in the course of your job) for reasons unrelated to your employment with the Company, (iii) willful failure to perform the material duties of your job, (iv) fraud in connection with the business affairs of the Company regardless of whether said conduct is designed to defraud the Company or otherwise, (v) violation of material policies of the Company,
(vi) violation of any fiduciary duty owed to the Company, or (vii) conviction of, plea of no contest or guilty to a felony or other crime involving moral turpitude. Cause shall be determined by the Committee (or such officer of the Company as the Committee may delegate such authority) in its sole and exclusive discretion.

Notwithstanding anything contained herein to the contrary, the Rights will terminate and no longer be exercisable in the event that you are in Competition with the Company. For this purpose, "Competition" shall mean that you, directly or indirectly, anywhere in the United States or outside of the United States in which the Company operates or otherwise sells its products in a competitive market, own, manage, operate, join or control, or participate in the ownership, management, operation or control of, or become a director or an employee of, or a consultant to, any person, firm or corporation which competes with the products and services of the Company; provided, however, that you shall not be in Competition with the Company as a result of investments in shares of stock traded on a national securities exchange or on the national over-the-counter market with an aggregate market value, at the time of acquisition, of less than two percent (2%) of the outstanding shares of such stock. As a precondition to the exercise of any portion of the Rights, you must certify, in a form satisfactory to the Company, that you have not been in Competition with the Company at any time during the term of this Award.

The Rights will be deemed exercised upon receipt of the Exercise Notice attached as Exhibit A. The Spread shall be determined by the Fair Market Value of Common Stock on the date the Exercise Notice is received by the Company.

Rights are not transferable except by will or the laws of descent and distribution.

The Company has the authority to deduct or withhold, or require you to remit to the Company, an amount sufficient to satisfy applicable federal, state, local and foreign taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising from the exercise of any vested Rights. You may satisfy your tax obligation, in whole or in part, by either: (i) electing to have the Company withhold shares of Common Stock otherwise to be delivered with a Fair Market Value equal to the minimum amount of the tax withholding obligation, (ii) surrendering to the Company previously owned shares with a Fair Market Value equal to the minimum amount of the tax withholding obligation, (iii) withholding from other cash compensation or (iv) paying the amount of the tax withholding obligation directly to the Company in cash; provided, however, that if the tax obligation arises during a period in which the Participant is prohibited from trading under any policy of the Company or by reason of the


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Exchange Act, then the tax withholding obligation shall automatically be satisfied in accordance with subsection (i) of this paragraph.

Nothing in the Plan or this Agreement shall be interpreted to interfere with or limit in any way the right of the Company or any Subsidiary to terminate your employment or services at any time, nor confer upon any you the right to continue in the employ or service of the Company or any Subsidiary.

The Rights are granted under and governed by the terms and conditions of the Plan. You acknowledge and agree that the Plan has been introduced voluntarily by the Company and in accordance with its terms it may be amended, cancelled, or terminated by the Company, in its sole discretion, at any time. The grant of the Rights is a one-time benefit and does not create any contractual or other right to receive additional stock appreciation rights or other benefits in lieu of stock appreciation rights in the future. Future awards of stock appreciation rights, if any, will be at the sole discretion of the Company, including, but not limited to, the timing of the award, the number of shares subject to such award and vesting provisions. By execution of this Agreement, you consent to the provisions of the Plan and this Agreement. Defined terms used herein shall have the meaning set forth in the Plan, unless otherwise defined herein.

HUBBELL INCORPORATED


By:
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Its:
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                                                                       EXHIBIT A

                                EXERCISE NOTICE
                              HUBBELL INCORPORATED
                            2005 INCENTIVE AWARD PLAN
                            STOCK APPRECIATION RIGHTS

Compensation Committee
Hubbell Incorporated
584 Derby Milford Road
Orange, CT 06477-4024
Attn:
     -------------------------------


         The undersigned Participant hereby elects to exercise _________ vested Rights pursuant to the Hubbell Incorporated 2005 Incentive Award Plan and the Stock Appreciation Rights Agreement dated _________ __, ____ (the "Grant Date").

         I acknowledge that payment for the Rights will be made in accordance with the terms set forth in the Stock Appreciation Rights Agreement, less any legally required withholdings.

Name:
     ---------------------------------------------------------

Address:
        ------------------------------------------------------

Taxpayer Identification Number:
                               -------------------------------

Date:
         -----------------------------------------------------

Signature:
          ----------------------------------------------------


Received by Hubbell Incorporated this ___ day of ____________, ____.

                                    By:
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                                    Its:
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